UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
AMN HEALTHCARE SERVICES, INC.

(Name of Registrant as Specified in Its Charter)
AMN STOCKHOLDERS COMMITTEE FOR BETTER CORPORATE GOVERNANCE
STEVEN C. FRANCIS
GAYLE A. FRANCIS

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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John M. Newell, Esq.
Latham & Watkins LLP
505 Montgomery Street
Suite 2000
San Francisco, California 94111
(415) 391-0600
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AMN STOCKHOLDERS
COMMITTEE FOR BETTER CORPORATE GOVERNANCE
          , 2009

Dear Fellow Stockholder:

This Proxy Statement contains important information concerning the 2009 Annual Meeting of Stockholders of AMN Healthcare Services, Inc. (“AMN”) — please read it carefully. The AMN Stockholders Committee for Better Corporate Governance, the members of which beneficially own 221,978 shares of common stock of AMN, believes that fundamental changes in AMN’s corporate governance are necessary to maximize stockholder value.

At the Annual Meeting, the AMN Stockholders Committee for Better Corporate Governance will vote AGAINST the reelection of the following incumbent directors to serve on the Board of Directors of AMN — William F. Miller III, Andrew M. Stern and Douglas D. Wheat.

We believe Messrs. Miller, Stern and Wheat should be held accountable for the Board’s failure to (1) ensure compliance with corporate governance best practices, (2) develop and implement a viable succession plan, (3) hold management accountable for poor performance, (4) adopt a philosophy of transparency to stockholders and (5) bring new directors onto the Board with a fresh perspective.

Each of Messrs. Miller, Stern and Wheat should also be held accountable for the Company’s steadfast refusal to implement several important corporate governance stockholder proposals when they were delivered to the Company, to the detriment of the Company’s corporate governance profile and the interests of the stockholders. By voting against the reelection of Messrs. Miller, Stern and Wheat, stockholders can send the Board a strong message that they should be held accountable for these failures.

At the Annual Meeting, the Committee will also present and vote FOR three stockholder proposals that provide, in brief, the following:

•	Restrict AMN from adopting or maintaining a stockholder rights plan (or “poison pill”) without a vote of the stockholders;

•	Empower holders of at least 10% of AMN’s outstanding stock to call a special meeting of stockholders; and

•	Give stockholders equal access to the Company’s proxy statement such that the Company must include in its proxy materials the name and supporting statement of persons nominated for election to the Board of Directors by a qualifying stockholder or group thereof and allow stockholders to vote with respect to such nominee on the Company’s proxy card.

Studies have explicitly linked good corporate governance practices to increased stockholder value. As Lawrence D. Brown and Marcus L. Caylor concluded in their article “Corporate Governance and Firm Performance” (available via download from http://www.riskmetrics.com/white_papers), “better-governed firms have higher operating performance, higher valuations, and pay out more cash to their shareholders.” We urge stockholders to support our call for improved corporate governance.

THE COMMITTEE URGES STOCKHOLDERS TO SUBMIT THE ENCLOSED GOLD PROXY CARD, TO HAVE THEIR SHARES VOTED AGAINST THE ELECTION OF WILLIAM F. MILLER III, ANDREW M. STERN AND DOUGLAS D. WHEAT AND FOR THE THREE PROPOSALS REFERRED TO ABOVE AT THE ANNUAL MEETING.

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD TODAY.

Thank you for your support,

AMN Stockholders Committee
for Better Corporate Governance

PROXY STATEMENT of AMN STOCKHOLDERS COMMITTEE FOR BETTER CORPORATE GOVERNANCE
QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION
PROPOSAL 1 -- ELECTION OF DIRECTORS -- VOTE AGAINST THE ELECTION OF WILLIAM F. MILLER III, ANDREW M. STERN, AND DOUGLAS D. WHEAT
PROPOSAL 2 -- STOCKHOLDER RIGHTS PLANS
PROPOSAL 3 -- STOCKHOLDER PROPOSAL RELATED TO ALLOWING HOLDERS OF 10% OF THE COMMON STOCK TO CALL SPECIAL MEETINGS
PROPOSAL 4 -- EQUAL PROXY ACCESS
PROPOSAL 5 -- RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER PROPOSALS
VOTING AND PROXY PROCEDURES
PARTICIPANTS IN SOLICITATION OF PROXIES
COST AND METHOD OF SOLICITATION
ADDITIONAL INFORMATION
ANNEX A

2009 ANNUAL MEETING OF STOCKHOLDERS
OF
AMN HEALTHCARE SERVICES, INC.

PROXY STATEMENT
of
AMN STOCKHOLDERS COMMITTEE FOR BETTER CORPORATE GOVERNANCE

To Our Fellow AMN Stockholders:

This Proxy Statement and the accompanying GOLD proxy card are being furnished to stockholders (“Stockholders”) of AMN Healthcare Services, Inc. (the “Company” or “AMN”) in connection with the solicitation of proxies by the AMN Stockholders Committee for Better Corporate Governance (the “Committee” or “we”), to be used at the 2009 Annual Meeting of Stockholders of AMN (the “Annual Meeting”) which is scheduled to be held at           , local time, on           , 2009, at          , and at any adjournments or postponements thereof. The Committee’s members are Steven C. Francis and Gayle A. Francis, who are the beneficial owners of 221,978 shares of common stock of AMN. This Proxy Statement and the GOLD proxy card are first being furnished to Stockholders on or about          , 2009.

At the Annual Meeting, the AMN Stockholders Committee for Better Corporate Governance will vote AGAINST the reelection of the following incumbent directors to serve on the Board of Directors of AMN — William F. Miller III, Andrew M. Stern and Douglas D. Wheat (Proposal 1).

In addition, at the Annual Meeting, the Committee will present and vote FOR three stockholder proposals that provide, in brief, the following:

•	An amendment to the Company’s By-Laws to implement certain limitations and restrictions on the Board of Directors related to adopting or maintaining any “poison pill” or stockholder rights plan without a vote of the stockholders (Proposal 2);

•	A non-binding stockholder resolution requesting that the Board adopt an amendment to the Company’s By-laws to provide for the right of Stockholders to call a special meeting upon the affirmative request of holders of at least 10% of the Company’s outstanding common stock (Proposal 3); and

•	An amendment to the Company’s By-Laws which would grant Stockholders equal access to the Company’s proxy statement such that the Company must include in its proxy materials the name and supporting statement of persons nominated for election to the Board of Directors by a qualifying stockholder or group thereof, and allow Stockholders to vote with respect to such nominee on the Company’s proxy card (Proposal 4).

THE COMMITTEE URGES STOCKHOLDERS TO SUBMIT THE ENCLOSED GOLD PROXY CARD, TO HAVE THEIR SHARES VOTED AGAINST THE ELECTION OF WILLIAM F. MILLER III, ANDREW M. STERN AND DOUGLAS D. WHEAT AND FOR PROPOSALS 2, 3 AND 4 AT THE ANNUAL MEETING.

The Committee and each of the other Participants (as defined below) have no interest in AMN other than through the beneficial ownership of shares of common stock, par value $0.01 per share, of AMN (“Common Stock”) or other securities (if any) of AMN as disclosed herein.

IMPORTANT

Your vote is extremely important. We urge you to mark, sign, date and return the enclosed GOLD proxy card to vote AGAINST the election of William F. Miller III, Andrew M. Stern and Douglas D. Wheat, and FOR Proposals 2, 3 and 4.

WE URGE YOU NOT TO SIGN ANY           PROXY CARD SENT TO YOU BY THE COMPANY. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE THAT PROXY BY DELIVERING A LATER-DATED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

IF YOU HOLD YOUR STOCK IN STREET NAME, YOU SHOULD COMPLETE THE GOLD VOTING INSTRUCTION FORM THAT YOU ARE PROVIDED BY YOUR BROKER, BANK, CUSTODIAN OR OTHER NOMINEE AND RETURN IT AS REQUESTED OR FOLLOW THE INSTRUCTIONS FOR TELEPHONE AND INTERNET VOTING PRINTED ON THE FORM. SEE “VOTING AND PROXY PROCEDURES” BELOW.

If you have questions or need assistance voting your shares, contact:

105 Madison Avenue
New York, New York 10016
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
OR TOLL-FREE (800) 322-2885

Only holders of record of AMN’s Common Stock as of the close of business on           , 2009 (the “Record Date”) are entitled to notice of, and to attend and to vote at, the Annual Meeting and any adjournments or postponements thereof. According to the proxy statement of AMN filed with the Securities and Exchange Commission (“AMN’s Proxy Statement”), as of the Record Date, there were outstanding            shares of Common Stock. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each share of Common Stock of AMN held on the Record Date.

As of the Record Date, the Committee and the other Participants beneficially owned an aggregate of 221,978 shares of Common Stock. The Committee and the other Participants intend to vote such shares AGAINST the election of William F. Miller III, Andrew M. Stern and Douglas D. Wheat, and FOR Proposals 2, 3 and 4.

HAVE YOUR SHARES VOTED AT THE ANNUAL MEETING AGAINST THE ELECTION OF WILLIAM F. MILLER III, ANDREW M. STERN AND DOUGLAS D. WHEAT AND FOR PROPOSALS 2, 3 AND 4 BY SUBMITTING THE ENCLOSED GOLD PROXY CARD TODAY. MARK, SIGN, DATE AND RETURN THE GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TO YOU TO HAVE YOUR SHARES VOTED AT THE ANNUAL MEETING.

QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION

Who is making this Solicitation?

The AMN Stockholders Committee for Better Corporate Governance is making the solicitation outlined in this Proxy Statement. The members of the Committee are Steven C. Francis and Gayle A. Francis, who are the beneficial owners of 221,978 shares of AMN’s Common Stock. Mr. and Ms. Francis co-founded the Company’s predecessor, AMN Healthcare, Inc., in 1985. Mr. Francis served as a member of the Board of Directors from 1985 to 2008, serving as Executive Chairman of the Board from 2005 to 2006 and serving as Chairman of the Board from 2006 until April, 2008. Mr. Francis also served as the Company’s Chief Executive Officer from 1990 until 2005, and he served as the Company’s President from 1990 to 2003. Ms. Francis served as President and Chief Executive Officer of the predecessor company to AMN from 1985 to 1990. This solicitation is not being made by the Board of Directors or management of AMN.

What matters am I being asked to vote on?

The AMN Stockholders Committee for Better Corporate Governance is soliciting your proxy to vote as follows on the following matters at the Annual Meeting of Stockholders:

Proposal 1 — Election of Directors

The Committee is soliciting your proxy to vote “AGAINST” the election of William F. Miller III, Andrew M. Stern and Douglas D. Wheat to the Board of Directors of the Company.

We make no recommendation with respect to how you should vote for the remaining five directors seeking election to the Board.

If you sign, date and return the accompanying GOLD proxy card and make no selection with respect to the election of directors, your proxy will be voted “AGAINST” William F. Miller III, Andrew M. Stern and Douglas D. Wheat and “FOR” each other person who has been nominated by AMN to serve as a director, other than Messrs. Miller, Stern and Wheat.

Proposal 2 — Stockholder Rights Plans

The Committee is soliciting your proxy to vote “FOR” an amendment to the Company’s By-Laws to implement certain limitations and restrictions on the Board of Directors related to adopting or maintaining any “poison pill” or stockholder rights plan without a vote of the stockholders.

If you sign, date and return the accompanying GOLD proxy card and make no selection with respect to Proposal 2, your proxy will be “FOR” Proposal 2.

Proposal 3 — Right to Call a Special Meeting of Stockholders

The Committee is soliciting your proxy to vote “FOR” a stockholder proposal asking the Board of Directors of the Company to amend the Company’s By-Laws to give Stockholders the right to call a special meeting upon the affirmative request of holders of at least 10% of the Company’s outstanding Common Stock.

If you sign, date and return the accompanying GOLD proxy card and make no selection with respect to Proposal 3, your proxy will be “FOR” Proposal 3.

Proposal 4 — Equal Proxy Access

The Committee is soliciting your proxy to vote “FOR” an amendment to the Company’s By-Laws to provide Stockholders with equal access to the Company’s proxy statement such that the Company must include in its proxy materials the name and supporting statement of any person nominated for election to the Board of Directors by a qualifying stockholder or group thereof (as further explained below), and must allow all Stockholders to vote with respect to such nominee on the Company’s proxy card.

If you sign, date and return the accompanying GOLD proxy card and make no selection with respect to Proposal 4, your proxy will be “FOR” Proposal 4.

Proposal 5 — Ratification of Independent Public Accountants

The Committee is soliciting your proxy to vote on the Company’s proposal to ratify the appointment of KPMG LLP as independent public accounting firm for the year ending December 31, 2009. We make no recommendation with respect to how you should vote on Proposal 5. If you sign, date and return the accompanying GOLD proxy card and make no selection with respect to Proposal 5, your proxy will be voted “FOR” Proposal 5.

Other Business

If you sign, date and return the accompanying GOLD proxy card, the proxy holders are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

What is the recommendation of the AMN Stockholders Committee for Better Corporate Governance as to how I should vote?

The Committee recommends you submit the GOLD proxy card to have your shares voted at the Annual Meeting AGAINST the election to the AMN Board of Directors of William F. Miller III, Andrew M. Stern and Douglas D. Wheat, and FOR Proposals 2, 3 and 4. The Committee makes no recommendation with respect to how you should vote for the remaining five directors seeking election to the Board, or on the Company’s proposal to ratify the appointment of KPMG LLP.

What do I need to do now?

This Proxy Statement contains important information about the Company, the Committee and the solicitation. We urge you to read this Proxy Statement carefully, including its annexes. After carefully reading and considering the information set forth in this Proxy Statement, please submit the GOLD proxy card to have your shares of Common Stock held on the Record Date voted at the Annual Meeting, or provide proper voting instructions with respect to such shares to your broker, bank, custodian or other nominee, as soon as possible so that your Common Stock will be represented and voted at the Annual Meeting.

How do I vote my shares if I am a stockholder of record?

As explained in the detailed instructions on your GOLD proxy card, if you are a Stockholder of record, you may submit your proxy by mail or in person at the Annual Meeting. To submit your proxy by mail, sign, date and return the enclosed GOLD proxy card in the enclosed postage-paid envelope. Alternatively, you can attend the Annual Meeting and vote in person. Written ballots will be distributed to Stockholders who wish to vote in person at the Annual Meeting. To ensure that your shares are voted, we recommend that you sign, date and return the enclosed GOLD voting instruction form even if you plan to attend the Annual Meeting in person.

How do I vote shares I hold through a broker, bank, custodian or other nominee?

If you hold shares through someone else, such as a broker, bank, custodian or other nominee (also known as holding shares in “street name”), you will receive voting material from that firm. You can complete the firm’s GOLD voting instruction form and return it as requested by the firm. If the firm offers internet or telephone voting, the voting form will contain instructions on how to access those voting methods.

If you hold your shares in street name, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank, custodian or other nominee and present it at the Annual Meeting. To ensure that your shares are voted, we recommend that you sign, date and return the enclosed GOLD proxy card even if you plan to attend the Annual Meeting in person.

What do I do if I receive a           proxy card from the Company?

Proxies on the           proxy card are being solicited by the Company’s Board of Directors and we urge you not to return any           proxy cards you may receive. If you submit a proxy to us by signing and returning the enclosed GOLD proxy card, do not sign or return the          proxy card or follow any voting instructions provided by the Company’s Board of Directors unless you intend to change your vote, because only your latest dated proxy will be counted at the Annual Meeting.

If you have already sent a   proxy card to the Company for the matters to be voted on, you may revoke it and have your shares voted at the Annual Meeting “AGAINST” the election of William F. Miller III, Andrew M. Stern and Douglas D. Wheat and “FOR” Proposals 2, 3 and 4, by signing, dating and returning the enclosed GOLD proxy card. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

Who can help answer my questions?

If you would like additional copies of this document, would like to ask any additional questions or need assistance voting your GOLD proxy card, please contact our proxy solicitor:

105 Madison Avenue
New York, New York 10016
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
OR TOLL-FREE (800) 322-2885

PROPOSAL 1 — ELECTION OF DIRECTORS — VOTE AGAINST THE ELECTION OF
WILLIAM F. MILLER III, ANDREW M. STERN, AND DOUGLAS D. WHEAT

According to AMN’s Proxy Statement, the Board of Directors of AMN intends to nominate eight candidates for election as directors at the Annual Meeting.

The AMN Stockholders Committee for Better Corporate Governance is soliciting your proxy to vote AGAINST the reelection of incumbent directors William F. Miller III, Andrew M. Stern and Douglas D. Wheat. We make no recommendation with respect to how you should vote in the election of the other five AMN nominees.

Mr. Miller is a member and former Chairman of the Company’s Audit Committee, Mr. Stern is Chairman of the Company’s Corporate Governance Committee and Mr. Wheat is Chairman of the Board of Directors and a member of the Corporate Governance Committee.

Each of Messrs. Miller, Stern and Wheat should be held accountable for the Company’s steadfast refusal to implement Proposals 2, 3 and 4 when they were delivered to the Company, to the detriment of the Company’s corporate governance profile and the interest of Stockholders. In addition, we believe Messrs. Miller, Stern and Wheat should be held accountable for the Board’s failure to (1) ensure compliance with corporate governance best practices, (2) develop and implement a viable succession plan, (3) hold management accountable for poor performance, (4) adopt a philosophy of transparency to Stockholders and (5) bring new directors onto the Board with a fresh perspective. Finally, we believe that Messrs. Miller, Stern and Wheat have placed their interests in remaining directors of the Company ahead of the best interests of all Stockholders.

By voting against the reelection of Messrs. Miller, Stern and Wheat, Stockholders can send the Board a strong message that they should be held accountable for these failures.

On February 4, 2009, Steven C. Francis and Gayle A. Francis, as trustees of the Francis Family Trust Dated May 24, 1996 (the “Trustees”), filed an action captioned Steven C. and Gayle A. Francis, as Trustees of the Francis Family Trust Dated May 24, 1996 v. AMN Healthcare Services, Inc., C.A. No. 4332-VCS (the “Books and Records Complaint”), against the Company in the Delaware Court of Chancery alleging that the Company failed to permit the Trustees to inspect and make copies of certain books and records of the Company as required by Delaware law. The Books and Records Complaint seeks, among other relief, an order requiring the Company to inspect and make copies of certain books and records of the Company related to Mr. Miller and his relationships with Highlander Partners L.P. and a competitor of the Company affiliated with Highlander, and the knowledge of Messrs. Stern and Wheat regarding those relationships, inasmuch as those books and records may provide information that is relevant to Proposal 1.

We make no recommendation with respect to how you should vote in the election of the other five AMN nominees, R. Jeffrey Harris, Dr. Michael Johns, Hala Moddelmog, Susan R. Nowakowski and Paul E. Weaver. Stockholders who wish to vote for Mr. Harris, Dr. Johns, Ms. Moddelmog, Ms. Nowakowski, Mr. Weaver and have the ability to do so on the enclosed GOLD proxy card.

WE STRONGLY URGE YOU TO HAVE YOUR SHARES VOTED AT THE ANNUAL MEETING AGAINST THE ELECTION OF WILLIAM F. MILLER III, ANDREW M. STERN AND DOUGLAS D. WHEAT BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT.

IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES REPRESENTED BY THE GOLD PROXY CARD AGAINST THE ELECTION OF MESSRS. MILLER, STERN AND WHEAT AND FOR THE AMN NOMINEES OTHER THAN MESSRS. MILLER, STERN AND WHEAT.

PROPOSAL 2 — STOCKHOLDER RIGHTS PLANS

At the Annual Meeting, the AMN Stockholders Committee for Better Corporate Governance will present the following resolution to be voted on by the stockholders. Proposal 2 will amend the By-Laws to implement certain limitations and restrictions on the Board of Directors related to adopting any stockholder rights plan or “poison pill” without a vote of the stockholders. The full text of the proposed resolution is as follows:

“RESOLVED, pursuant to Section 109 of the Delaware General Corporation Law, 8 Del. C. § 109, Article Third, Section 9 of the Company’s Certificate of Incorporation and Article 13 of the Company’s By-Laws, the Company’s By-Laws are hereby amended by adding to Article 3 of the Company’s By-laws as follows:

Section 3.18. Stockholder Rights Plans

(a) Notwithstanding anything in these By-laws to the contrary, the adoption of a stockholder rights plan, rights agreement or any other form of “poison pill” which is designed to or has the effect of making an acquisition of large holdings of the Corporation’s shares of stock more difficult or expensive (“Stockholder Rights Plan”), or the amendment of any such Stockholder Rights Plan which has the effect of extending the term of the Stockholder Rights Plan or any rights or options provided thereunder, shall require the unanimous affirmative vote of the entire Board of Directors, and, unless such action would be a violation of the fiduciary duties of the Board of Directors:

(i) any Stockholder Rights Plan in effect on the effective date of this Section 3.18 shall be amended to expire, or the rights or options provided thereunder shall be redeemed, no later than six months after the effective date of this Section 3.18, and

(ii) any Stockholder Rights Plan that is adopted after the effective date of this Section 3.18 shall provide that it shall expire, or the rights or options provided thereunder shall be redeemed, no later than six months following the date of its adoption, and

(iii) any Stockholder Rights Plan that is amended after the effective date of this Section 3.18 which amendment has the effect of extending the term of the Stockholder Rights Plan or any rights or options provided thereunder, shall provide that it shall expire, or the rights or options provided thereunder shall be redeemed, no later than six months following the date of its amendment.

(b) Paragraphs (a)(i), (ii), and (iii) of this Section 3.18 shall not apply to any Stockholder Rights Plan ratified by the stockholders no later than six months following the date of its adoption or amendment, as the case may be.

(c) Any decision by the Board of Directors to repeal or amend this Section 3.18 shall require the unanimous affirmative vote of the entire Board of Directors.

This By-Law Amendment shall be effective immediately and automatically as of the date it is approved by the vote of stockholders in accordance with Article Third, Section 9 of the Company’s Certificate of Incorporation and Article 13 of the Company’s By-Laws.”

We are concerned that stockholder rights plans, commonly known as “poison pills,” adversely affect stockholder value by insulating Boards of Directors and management from stockholder interests by discouraging takeovers that could be beneficial to stockholders.

We believe that our Company’s ability to enact a poison pill without stockholder approval unduly insulates the Board from accountability to Stockholders and is of particular concern following the Board’s recent refusal to implement the special meeting By-Law amendment with a 10% threshold.

We believe that because poison pills give the Board the right to decide who is, and who is not, allowed to make an offer to acquire the company, Stockholders should have the right to vote on the agreement that assigns that power to the Board.

According to the 1991 book Power and Accountability by Nell Minow and Robert Monks: “All poison pills raise questions of shareholder democracy and the robustness of the corporate governance process. They amount to major de facto shifts of voting rights away from shareholders to management, on matters pertaining to the sale of the corporation. They give target Board of Directors absolute veto power over any proposed business combination, no matter how beneficial it might be for the shareholders...”

Thus it is no surprise that the Shareholder Bill of Rights adopted by the Council of Institutional Investors, whose members represent nearly $3 trillion in benefit fund assets, calls for poison pills to be approved by stockholders before they take effect.

At a minimum, the Stockholders of our Company should have the right to vote on the necessity of adopting such a powerful anti-takeover weapon. Therefore, your support for this proposal is respectfully sought. Because we believe adoption of a poison pill may insulate the Board and undermine stockholder value, we urge the Board to put the adoption of such a measure to the Stockholders’ vote.

WE STRONGLY URGE YOU TO HAVE YOUR SHARES VOTED AT THE ANNUAL MEETING FOR PROPOSAL 2 BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT.

IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES REPRESENTED BY THE GOLD PROXY CARD FOR PROPOSAL 2.

PROPOSAL 3 — STOCKHOLDER PROPOSAL RELATED TO ALLOWING HOLDERS OF 10%
OF THE COMMON STOCK TO CALL SPECIAL MEETINGS

At the Annual Meeting, the AMN Stockholders Committee for Better Corporate Governance will present the following proposal to be voted on by the Stockholders of the Company:

“RESOLVED, that stockholders of Company hereby ask our Board of Directors to amend our By-Laws to give holders of at least 10% of the outstanding Common Stock the power to call a special stockholder meeting.”

Proposal 3 asks the Board to amend the By-Laws to give holders of at least 10% of the outstanding common stock the power to call a special stockholder meeting.

Special meetings allow investors to vote on important matters that can arise between annual meetings. If Stockholders cannot call special meetings, management may become insulated and investor returns may suffer. Stockholders should have the ability, within reasonable limits, to call a special meeting when they think a matter is sufficiently important to merit expeditious consideration.

Thus, this proposal asks our Board to amend our By-Laws to permit holders of 10% of our outstanding Common Stock to call a special meeting. The corporate laws of many states, including California, where the Company’s headquarters are located (though not Delaware, where AMN is incorporated), provide that holders of only 10% of shares may call a special meeting, absent a contrary provision in the charter or bylaws.

After submitting our proposal to the Board for adoption, our Board adopted a By-Law amendment giving holders of 25% of the outstanding capital stock of the Company, rather than 10%, the right to call a special meeting. Relative to a 10% threshold, requiring holders of 25% of the outstanding shares to consent to the calling of a special meeting of Stockholders presents a severe constraint on the ability of Stockholders to act independently of the Board. The 25% threshold is so high that most Stockholders would be unable to call a special meeting without a substantial expenditure of time, effort and expense, including in all likelihood the preparation, filing and dissemination of consent materials under the Securities and Exchange Commission’s proxy rules. In addition, for a Stockholder or group to amass a position that even approaches 25% of the outstanding stock would require a huge investment of capital, and could cause the Stockholder or group to trigger the statutory anti-takeover provisions of Section 203 of the Delaware General Corporation Law and any poison pill, if applicable at that time.

The ability of Stockholders to act independently of the Board by calling a special meeting is a fundamental stockholder right, and if at least 10% of the shares were willing to call a special meeting, that would represent the view of a significant portion of the stockholder base. The right to call a special meeting likely would only be exercised where Stockholders disagreed with Board action (or inaction), and deemed it in the Stockholders’ best interests to take action independent of the Board. The Committee believes that the expense and possible disruption of a special meeting is minimal, especially when balanced against the importance of the right of Stockholders to act independently of the Board.

Accordingly, a 10% threshold strikes a reasonable balance between enhancing Stockholder rights and avoiding excessive distraction at our Company.

The leading proxy advisory firm RiskMetrics Group supports stockholder proposals that remove restrictions on the right of stockholders to call special meetings. Prominent institutional investors support stockholders’ right to call special meetings. Fidelity, Vanguard, American Century and Massachusetts Financial Services are among the mutual fund companies supporting stockholders’ right to call special meetings. The proxy voting guidelines of many public employee pension funds, including the Connecticut Retirement Plans, the New York City Employees Retirement System and the Los Angeles County Employees Retirement Association, also favor preserving this right. Governance ratings services, such as The Corporate Library and Governance Metrics International, take special meeting rights into account when assigning company ratings.

43 proposals on this topic won an average of 49.6% of the vote in 2007 and 2008, including 21 resolutions receiving a majority of votes, according to RiskMetrics.

WE STRONGLY URGE YOU TO HAVE YOUR SHARES VOTED AT THE ANNUAL MEETING FOR PROPOSAL 2 BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT.

IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES REPRESENTED BY THE GOLD PROXY CARD FOR PROPOSAL 3.

PROPOSAL 4 — EQUAL PROXY ACCESS

At the Annual Meeting, the AMN Stockholders Committee for Better Corporate Governance will present the following proposal to be voted on by the stockholders of the Company. Proposal 4 would effect an amendment to the Company’s By-Laws which would grant stockholders equal access to the Company’s proxy statement such that the Company must include in its proxy materials the name and supporting statement of the persons nominated for election to the Board of Directors by a qualifying stockholder or group thereof, and allow stockholders to vote with respect to such nominee on the Company’s proxy card. The full text of the proposed resolution is as follows:

“RESOLVED, pursuant to Section 109 of the Delaware General Corporation Law, 8 Del. C. § 109, Article Third, Section 9 of the Company’s Certificate of Incorporation and Article 13 of the Company’s By-Laws, the Company’s By-Laws are hereby amended to add the following to Section 2.11 of the By-Laws immediately after Section 2.11(h):

Section 2.11 (i) Notwithstanding the foregoing provisions of this Section 2.11, the Corporation shall include in its proxy materials for a meeting of stockholders at which directors are to be elected the name, together with the Disclosure and Statement (both as defined in this Section 2.11(i)), of any person nominated for election to the Board of Directors by a stockholder or group thereof that satisfies the requirements of this Section 2.11(i) (the “Nominator”), and allow stockholders to vote with respect to such nominee on the Corporation’s proxy card. Each Nominator may nominate up to two candidates for election at a meeting.

A Nominator must:

(a) have beneficially owned 3% or more of the Corporation’s outstanding common stock (“Required Shares”) continuously for at least two years;

(b) provide written notice received by the Secretary within the time period specified in Section 2.11(e) of these By-Laws containing (i) with respect to the nominee, the information required by Section 2.11(f); and (ii) with respect to the Nominator, proof of ownership of the Required Shares (the “Disclosure”); and

(c) execute an undertaking that it agrees to (i) assume all liability stemming from any legal or regulatory violation arising out of the Nominator’s communications with the Corporation’s stockholders, including, without limitation, the Disclosure and Statement; (ii) to the extent it uses soliciting material other than the Corporation’s proxy materials, comply with all applicable laws and regulations, including, without limitation, the SEC’s Rule 14a-12.

The Nominator may furnish a statement, not to exceed 500 words, in support of the nominee’s candidacy (the “Statement”) at the time the Disclosure is submitted. The Board of Directors shall adopt a procedure for timely resolving disputes over whether notice of a nomination was timely given and whether the Disclosure and Statement comply with this Section 2.11(i) and any applicable SEC rules.

Any decision by the Board of Directors to repeal or amend this Section 2.11(i) shall require the unanimous affirmative vote of the entire Board of Directors.

This By-Law Amendment shall be effective immediately and automatically as of the date it is approved by the vote of stockholders in accordance with Article Third, Section 9 of the Company’s Certificate of Incorporation and Article 13 of the Company’s By-Laws.”

We believe that stockholders of U.S. public companies currently have no meaningful control over the process by which directors are nominated and elected. Stockholders whose suggested nominees are rejected by a nominating committee have no recourse other than sponsoring a dissident election campaign, which is so expensive that it rarely occurs outside the takeover context. Harvard Law School professor Lucian Bebchuk has estimated only about 116 contested elections occurred at U.S. public companies during the entire 10 year period from 1996 through 2005 that did not seek to change control of the corporation.

In our view, access to the proxy for purposes of electing a director nominated by Stockholders with a significant stake in the Company is the most effective mechanism for ensuring accountability. We believe that greater accountability would benefit the Company and enhance shareholder value. According to the leading proxy advisory firm RiskMetrics Group, “Providing eligible investors with reasonable access to place their nominees on corporate proxy ballots will improve the performance of boards and boost the confidence of investors in corporations. ...[B]allot access will enable shareholders to hold directors more accountable.” In addition, “proxy access enables shareholders to make a positive contribution in building the board.” We urge you to hold AMN’s Board of Directors accountable to the best interests of Stockholders by supporting this proposal.

In 2007, three equal proxy access proposals were voted on by stockholders of public companies. The proposal passed at one company, and at the other two, it received the support of 43% or more of the votes cast. At Cryo-Cell International the equal proxy access proposal received a majority of votes cast, winning 51.6% support. At UnitedHealth Group, the proposal was submitted by the California Public Employees Retirement System (CALPERS) and received 45.3% of the vote. At Hewlett-Packard Co., the equal proxy access proposal received 43.0% of the vote.

WE STRONGLY URGE YOU TO HAVE YOUR SHARES VOTED AT THE ANNUAL MEETING FOR PROPOSAL 4 BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT.

IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES REPRESENTED BY THE GOLD PROXY CARD FOR PROPOSAL 4.

PROPOSAL 5 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

At the Annual Meeting, the Stockholders will be asked to vote to ratify the selection of KPMG LLP as AMN’s independent registered public accounting firm. We make no recommendation with respect to how you should vote for this proposal.

OTHER PROPOSALS

The Committee and the other Participants and their affiliates know of no other business to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that the persons named on the enclosed GOLD proxy card will vote that proxy on such other matters in accordance with their discretion.

VOTING AND PROXY PROCEDURES

Who is entitled to vote at the Annual Meeting?

According to AMN’s Proxy Statement, the By-Laws and applicable law, holders of shares of AMN’s Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter presented at the Annual Meeting.

Only holders of record as of the close of business on the Record Date will be entitled to vote. If you were a Stockholder of record on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares on the GOLD proxy card, even if you sell such shares after the Record Date.

How do I vote my shares if I am a stockholder of record?

As explained in the detailed instructions on your GOLD proxy card, if you are a stockholder of record, you may submit your proxy by mail or in person at the Annual Meeting. To submit your proxy by mail, sign, date and return the enclosed GOLD proxy card in the enclosed postage-paid envelope. We recommend that you submit the GOLD proxy card even if you plan to attend the Annual Meeting in person. Alternatively, you can attend the Annual Meeting and vote in person. Written ballots will be distributed to Stockholders who wish to vote in person at the Annual Meeting.

How do I vote shares I hold through a broker, bank, custodian or other nominee?

If you hold shares through someone else, such as a broker, bank, custodian or other nominee (also known as “street name”), you will receive voting material from that firm. You can complete the firm’s voting instruction form and return it as requested by the firm. If the firm offers Internet or telephone voting, the voting form will contain instructions on how to access those voting methods.

If you hold your shares in street name, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank, custodian or other nominee and present it at the Annual Meeting.

What do I do if I receive a           proxy card from the Company?

Proxies on the           proxy card are being solicited by the Company’s Board of Directors. If you submit a proxy to us by signing and returning the enclosed GOLD proxy card, do not sign or return the           proxy card or follow any voting instructions provided by the Company’s Board of Directors unless you intend to change your vote, because only your latest-dated proxy will be counted at the Annual Meeting.

If you have already sent a           proxy card to the Company for the matters to be voted on, you may revoke it and have your shares voted at the Annual Meeting “AGAINST” the election of William F. Miller III, Andrew M. Stern and Douglas D. Wheat and “FOR” Proposals 2, 3 and 4, by signing, dating and returning the enclosed GOLD proxy card. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

What happens if I fail to instruct my broker, bank, custodian or other nominee?

If you hold your shares in street name through a broker, bank, custodian or other nominee, only the broker, bank, custodian or other nominee can vote your shares. In order to ensure that your shares are voted at the Annual Meeting, you must give specific instructions regarding how to vote your shares.

If you do not give specific instructions regarding how to vote your shares, the broker, bank, custodian or other nominee may exercise their discretion to vote your shares with respect to the election of directors and with respect to Proposal 5. This may result in votes “FOR” any or all of the director nominees.

If you do not give specific instructions regarding how to vote your shares with respect to Proposals 2, 3 or 4, the broker, bank, custodian or other nominee may not vote your shares with respect to those Proposals.

What happens if I return a signed proxy without voting instructions?

All valid proxies received prior to the Annual Meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy card, your Common Stock will be voted in accordance with that specification.

If you executed your GOLD proxy but failed to provide specific instructions on how to vote, your Common Stock will be voted (i) AGAINST the election of each of William F. Miller III, Andrew M. Stern and Douglas D. Wheat, (ii) FOR each person who has been nominated by AMN to serve as director, other than Messrs. Miller, Stern and Wheat, (iii) FOR Proposals 2, 3 and 4, (iv) FOR the ratification of the appointment of KPMG LLP as the Company’s independent public accounting firm for the year ending December 31, 2009, and (v) in the proxy holder’s discretion as to other matters that may properly come before the Annual Meeting.

What is the quorum for the Annual Meeting?

A quorum is a majority of all issued and outstanding shares of stock of the Company entitled to vote, present in person or represented by proxy at the Annual Meeting. Shares of Common Stock represented by a proxy marked “abstain” or shares otherwise present at the Annual Meeting as to which a Stockholder gives no authority or direction (broker non-votes) will be considered present at the Annual Meeting for purposes of determining a quorum.

What is the vote required to approve matters at the Annual Meeting? What is the effect of abstentions and broker non-votes?

According to AMN’s Proxy Statement, the By-Laws and applicable law, directors in an uncontested election are elected by a majority of the votes cast by the holders of AMN’s Common Stock at a meeting at which a quorum is present. Since we are not proposing an alternate slate of directors, the election is considered to be uncontested despite our opposition to three of the Company’s nominees. Therefore, the standard for director election will be by “majority vote” as described herein. As defined in Section 3.3 of the By-Laws, a majority of the votes cast means that the number of shares voted “for” a Director exceeds the number of votes cast “against” that Director. The following shall not be votes cast: (a) a share whose ballot is marked as withheld; (b) a share otherwise present at the meeting but for which there is an abstention; and (c) a share otherwise present at the meeting as to which a shareholder gives no authority or direction. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact in the election of directors.

According to AMN’s Proxy Statement, AMN’s Amended and Restated Certificate of Incorporation, the By-Laws and applicable law, amendments to the By-Laws are effected by vote of the holders of stock of the Company entitled to vote in the election of directors and representing a majority of the voting power. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) would have the effect of a vote AGAINST Proposals 2 and 4.

According to AMN’s Proxy Statement, the By-Laws and applicable law, the affirmative vote of a majority in voting power of shares present in person or represented by proxy and entitled to vote thereon is required for approval of Proposal 3. In accordance with AMN’s By-Laws and applicable law, for purposes of determining the outcome of Proposal 3, (i) shares represented by proxies reflecting abstentions will be treated as present and entitled to vote with respect to such proposal, and therefore, any abstentions will have the effect of a vote AGAINST Proposal 3, and (ii) shares represented by proxies reflecting broker non-votes will be treated as not entitled to vote on such proposal, and therefore any broker non-votes will not affect the approval or rejection of Proposal 3.

According to AMN’s Proxy Statement, the By-Laws and applicable law, the affirmative vote of a majority in voting power of shares present in person or represented by proxy and entitled to vote thereon is required to ratify the selection of the independent registered accounting firm. Shares represented by proxies reflecting abstentions will be treated as present and entitled to vote with respect to such proposal, and therefore, any abstentions will have the effect of a vote AGAINST Proposal 5. Because this proposal is considered a routine voting matter, there will be no broker non-votes on Proposal 5.

Who may attend and vote at the Annual Meeting?

All Company Stockholders of record as of the Record Date may attend and vote at the Annual Meeting. If you hold your stock in street name, you may attend and vote in person at the Annual Meeting only if you obtain a “legal proxy” from your broker, bank, custodian or other nominee.

Should I submit a proxy even if I plan to attend the Annual Meeting?

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the GOLD proxy card to ensure that your shares are voted. Returning the enclosed GOLD proxy card by mail will not affect your right to attend the Annual Meeting and vote in person.

Will any other matters be considered at the Annual Meeting?

The AMN Stockholders Committee for Better Corporate Governance does not know of any other matter that will be presented for consideration by the Stockholders at the Annual Meeting. If any other matter does properly come before the Annual Meeting for approval by the Stockholders, and you submit the enclosed GOLD proxy card, the proxy holders will vote in their discretion on such matter.

How do I revoke a proxy?

If you are a Stockholder of record, you may revoke or change your proxy instructions at any time prior to the vote at the Annual Meeting by:

•	submitting a properly executed, subsequently dated GOLD proxy card that will revoke all prior proxy cards, including any proxy cards which you may have submitted to AMN;

•	attending the Annual Meeting and withdrawing your proxy by voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or

•	delivering written notice of revocation to the Corporate Secretary of AMN at 12400 High Bluff Drive, Suite 100, San Diego, CA 92130, Attention: Corporate Secretary.

Although a revocation is effective if delivered to AMN, the Committee requests that a copy of any revocation be mailed to the Committee c/o MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016, so that the Committee will be aware of all revocations.

If you hold your stock in street name, and you submit a proxy, you may later revoke your proxy instructions by informing the holder of record in accordance with that holder’s procedures. If you hold your stock in street name, you may also attend and vote in person at the Annual Meeting, but only if you obtain a “legal proxy” from your broker, bank, custodian or other nominee.

IF YOU PREVIOUSLY SIGNED AND RETURNED A           PROXY CARD TO AMN, WE URGE YOU TO REVOKE IT BY (1) MARKING, SIGNING, DATING AND RETURNING THE GOLD PROXY CARD, (2) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON OR (3) DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE CORPORATE SECRETARY OF THE COMPANY WITH A COPY DELIVERED TO THE COMMITTEE. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

If you have questions or need assistance voting your shares, contact:

105 Madison Avenue
New York, New York 10016
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
OR TOLL-FREE (800) 322-2885

PARTICIPANTS IN SOLICITATION OF PROXIES

The participants in the solicitation of proxies from Stockholders of AMN are the AMN Stockholders Committee for Better Corporate Governance (the “Committee”), Steven C. Francis and Gayle A. Francis. The members of the Committee are Steven C. Francis and Gayle A. Francis.

The business address of the Committee and the other Participants is 8910 University Center Lane, Suite 220, San Diego, CA 92122. Steven C. Francis is President, and Gayle A. Francis is Vice President, of Francis Enterprises, LLC, the principal business of which is real estate and management services.

Annex A attached hereto sets forth, as to the Committee and the other Participants, all transactions in securities of AMN effected during the past two years and their beneficial ownership of securities of AMN.

With respect to each Participant, except as set forth herein or in any of the Annexes attached hereto, (i) such Participant is not, nor was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of AMN, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such Participant nor any of such Participant’s associates have any arrangement or understanding with any person with respect to (A) any future employment by AMN or its affiliates or (B) any future transactions to which AMN or any of its affiliates will or may be a party.

COST AND METHOD OF SOLICITATION

Solicitation of proxies shall be made by the Committee, Steven C. Francis and Gayle A. Francis. Mr. and Ms. Francis will bear the cost of the solicitation.

Steven C. Francis and Gayle A. Francis have retained MacKenzie Partners, Inc. (“MPI”) to conduct the solicitation, for which MPI is to receive a fee not to exceed $     , plus reimbursement for its reasonable out-of-pocket expenses. Mr. and Ms. Francis have agreed to indemnify MPI against certain liabilities and expenses, including certain liabilities under the federal securities laws. Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to MPI pursuant to the foregoing provisions, we have been informed, that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and is therefore unenforceable. Proxies may be solicited by mail, courier services, Internet, advertising, telephone or telecopier or in person. It is anticipated that MPI will employ approximately   persons to solicit proxies from AMN Stockholders for the Annual Meeting. The total expenditures in furtherance of, or in connection with, the solicitation of proxies is estimated to be $           in total. These expenses include fees and expenses for attorneys, proxy solicitors, printing, postage, filing expenses and other costs incidental to the solicitation. Of this estimated amount, approximately $           has been spent to date. The actual costs and expenses could be materially different than the estimated amounts and, in particular, could be substantially higher if for any reason litigation is instituted in connection with the matters related to this proxy solicitation.

Steven C. Francis and Gayle A. Francis intend to seek reimbursement for the costs and expenses associated with the proxy solicitation in the event that Proposal 2, 3 or 4 is approved and/or any of Messrs. Miller, Stern and Wheat are not reelected, but do not intend to submit the issue of reimbursement to a vote of security holders.

ADDITIONAL INFORMATION

Certain information regarding the securities of AMN held by AMN’s directors, management and 5% Stockholders is contained in AMN’s Proxy Statement. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of Stockholders of AMN must be received by AMN for inclusion in AMN’s Proxy Statement and form of proxy for that meeting is also contained in AMN’s Proxy Statement. Information concerning director compensation, including compensation of Steven C. Francis for his services on the Board of Directors during the fiscal year ended December 31, 2008, is also contained in AMN’s Proxy Statement. The Participants take no responsibility for the accuracy or completeness of such information contained in AMN’s public filings.

Date: February   , 2009

AMN STOCKHOLDERS COMMITTEE
FOR BETTER CORPORATE GOVERNANCE

ANNEX A

BENEFICIAL OWNERSHIP OF SECURITIES OF AMN AS OF THE CLOSE OF BUSINESS ON THE RECORD DATE:

		SHARES
	BENEFICIAL	BENEFICIALLY
TITLE OF CLASS	OWNER	OWNED		PERCENT OF CLASS

Common Stock, par value $0.01 per share	AMN Stockholders Committee for Better Corporate Governance	221,978	(1)	%
Common Stock, par value $0.01 per share	Steven C. Francis	220,778	(1)	%
Common Stock, par value $0.01 per share	Gayle A. Francis	221,978	(1)	%

(1)	Steven C. Francis and Gayle A. Francis share joint beneficial ownership of 220,778 shares of Common Stock of the Company.

TWO YEAR SUMMARY TABLE

The following table indicates the date of each purchase and sale of Shares, as well as the exercise of call options, by the Participants within the past two years, and the number of shares in each such purchase, sale or call option exercise.

Name	Date	Shares Purchased/Sold and Options Exercised

Gayle A. Francis as Custodian for	April 10, 2007	1,200 shares of Common Stock disposed of
Adam P. Francis UTMA/CA
Steven C. Francis and Gayle A.	April 10, 2007	1,200 shares of Common Stock acquired
Francis as Trustees of the Adam P. Francis Holding Trust UAD 4/3/07
Steven C. Francis	April 12, 2007	1,833 shares of Common Stock acquired
Steven C. Francis	May 17, 2007	1,833 shares of Common Stock disposed of
Steven C. Francis and Gayle A.	May 17, 2007	1,833 shares of Common Stock acquired
Francis as Trustees of the Francis Family Trust Dated May 24, 1996
Steven C. Francis	April 9, 2008	3,223 shares of Common Stock acquired
Steven C. Francis	April 11, 2008	3,223 shares of Common Stock disposed of
Steven C. Francis and Gayle A.	April 11, 2008	3,223 shares of Common
Francis as Trustees of the Francis Family Trust Dated May 24, 1996		Stock acquired
Steven C. Francis	May 19, 2008	Options to purchase 14,500 shares of Common Stock exercised
Steven C. Francis	May 19, 2008	14,500 shares of Common Stock sold
Steven C. Francis	May 20, 2008	Options to purchase 6,100 shares of Common Stock exercised

Name	Date	Shares Purchased/Sold and Options Exercised

Steven C. Francis	May 20, 2008	6,100 shares of Common Stock sold
Steven C. Francis	May 21, 2008	Options to purchase 12,000 shares of Common Stock exercised
Steven C. Francis	May 21, 2008	12,000 shares of Common Stock sold
Steven C. Francis	May 22, 2008	Options to purchase 10,500 shares of Common Stock exercised
Steven C. Francis	May 22, 2008	10,500 shares of Common Stock sold
Steven C. Francis	May 27, 2008	Options to purchase 6,900 shares of Common Stock exercised
Steven C. Francis	May 27, 2008	6,900 shares of Common Stock sold
Steven C. Francis	May 28, 2008	Options to purchase 30,000 shares of Common Stock exercised
Steven C. Francis	May 28, 2008	30,000 shares of Common Stock sold
Steven C. Francis	May 29, 2008	Options to purchase 30,000 shares of Common Stock exercised
Steven C. Francis	May 29, 2008	30,000 shares of Common Stock sold
Steven C. Francis	May 30, 2008	Options to purchase 41,400 shares of Common Stock exercised
Steven C. Francis	May 30, 2008	41,400 shares of Common Stock sold
Steven C. Francis	June 2, 2008	Options to purchase 16,000 shares of Common Stock exercised
Steven C. Francis	June 2, 2008	16,000 shares of Common Stock sold
Steven C. Francis	June 3, 2008	Options to purchase 14,000 shares of Common Stock exercised
Steven C. Francis	June 3, 2008	14,000 shares of Common Stock sold
Steven C. Francis	June 4, 2008	Options to purchase 2,500 shares of Common Stock exercised
Steven C. Francis	June 4, 2008	2,500 shares of Common Stock sold

IMPORTANT

1. If your shares are held in your own name, please mark, sign, date and mail the enclosed GOLD proxy card to our Proxy Solicitor, MacKenzie Partners, Inc., in the postage-paid envelope provided.

2. If your shares are held in the name of a brokerage firm, bank, custodian or other nominee, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a GOLD proxy card to be signed representing your shares.

3. If you have already submitted a           proxy card to AMN for the Annual Meeting, you may revoke it and have your shares voted AGAINST the election of the William F. Miller III, Douglas H. Wheat and Andrew M. Stern, and a vote FOR Proposals 2, 3 and 4, by marking, signing, dating and returning the enclosed GOLD proxy card for the Annual Meeting, which must be dated after any proxy you may have submitted to AMN. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

If you have questions or need assistance voting your shares, contact:

105 Madison Avenue
New York, New York 10016
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
OR TOLL-FREE (800) 322-2885

YOUR VOTE IS IMPORTANT
PLEASE COMPLETE, DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.
TO SUBMIT YOUR PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE
AMN HEALTHCARE SERVICES, INC.
2009 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE AMN STOCKHOLDERS COMMITTEE FOR BETTER CORPORATE GOVERNANCE
     The undersigned, revoking all proxies previously given, hereby appoints and constitutes Steven C. Francis and Gayle A. Francis, or any of them, as attorneys and proxies, with full power of substitution and resubstitution, to represent the undersigned at the Annual Meeting of Stockholders of AMN Healthcare Services, Inc. (“AMN”) to be held on ___, 2009 at ___a.m. local time, at ___, and at any adjournment or postponement thereof, to vote all shares of common stock of AMN held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting.
Upon proper execution of this proxy, all shares of Common Stock of AMN held or owned by the undersigned will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE WITH RESPECT TO THE ELECTION OF A DIRECTOR OR A PROPOSAL, ALL SUCH SHARES WILL BE VOTED AS FOLLOWS WITH RESPECT TO ANY SUCH DIRECTOR OR PROPOSAL: (I) AGAINST WILLIAM F. MILLER III, ANDREW M. STERN AND DOUGLAS D. WHEAT AS DIRECTORS; (II) FOR EACH OTHER PERSON WHO HAS BEEN NOMINATED BY AMN TO SERVE AS A DIRECTOR, OTHER THAN MESSRS. MILLER, STERN AND WHEAT; AND (III) FOR PROPOSALS 2, 3, 4 AND 5.
     You should refer to the proxy statement and form of proxy distributed by AMN for the names, background, qualifications and other information concerning the AMN nominees.
YOUR VOTE IS VERY IMPORTANT – PLEASE SUBMIT YOUR PROXY TODAY.
(CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED
[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.
PROPOSAL 1: Election of Directors
THE COMMITTEE RECOMMENDS A VOTE “AGAINST” THE ELECTION OF WILLIAM F. MILLER III, ANDREW M. STERN AND DOUGLAS D. WHEAT. THE COMMITTEE MAKES NO RECOMMENDATION WITH RESPECT TO THE ELECTION OF EACH OTHER PERSON WHO HAS BEEN NOMINATED BY AMN TO SERVE AS A DIRECTOR, OTHER THAN MESSRS. MILLER, STERN AND WHEAT.

		COMMITTEE	FOR	AGAINST	ABSTAIN
RECOMMENDS

1A	William F. Miller III	AGAINST	[ ]	[ ]	[ ]

1B	Andrew M. Stern	AGAINST	[ ]	[ ]	[ ]

1C	Douglas D. Wheat	AGAINST	[ ]	[ ]	[ ]

1D	Susan R. Nowakowski	NR*	[ ]	[ ]	[ ]

1E	R. Jeffrey Harris	NR*	[ ]	[ ]	[ ]

1F	Hala Moddelmog	NR*	[ ]	[ ]	[ ]

1G	Paul E. Weaver	NR*	[ ]	[ ]	[ ]

1H	Dr. Michael Johns	NR*	[ ]	[ ]	[ ]

*No recommendation
PROPOSAL 2: Approval of Stockholder Rights Plans Proposal
THE COMMITTEE RECOMMENDS A VOTE FOR PROPOSAL 2

COMMITTEE	FOR	AGAINST	ABSTAIN
RECOMMENDS
FOR	[ ]	[ ]	[ ]
PROPOSAL 3: Approval of Special Meeting Proposal
THE COMMITTEE RECOMMENDS A VOTE FOR PROPOSAL 3

COMMITTEE	FOR	AGAINST	ABSTAIN
RECOMMENDS
FOR	[ ]	[ ]	[ ]

PROPOSAL 4: Approval of Equal Proxy Access Proposal

THE COMMITTEE RECOMMENDS A VOTE FOR PROPOSAL 4

COMMITTEE	FOR	AGAINST	ABSTAIN
RECOMMENDS
FOR	[ ]	[ ]	[ ]
PROPOSAL 5: Ratification of Independent Registered Public Accounting Firm
THE COMMITTEE MAKES NO RECOMMENDATION AS TO PROPOSAL 5

COMMITTEE	FOR	AGAINST	ABSTAIN
RECOMMENDS
NR*	[ ]	[ ]	[ ]

*No recommendation
In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Dated:                     , 2009

Signature(s)

Signature (if held jointly)

Title(s), if any
Please sign exactly as your name(s) appear(s) hereon. If shares are issued in the name of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation or other company should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.